TechCare appoints Tali Dinar, former MICT Inc.

(NASDAQ:MICT) as its Chief Financial Officer

New York, NY - TechCare Corp. (OTCQB: TECR), a technology company with a revolutionary delivery platform that uses vapor technology for natural health, wellness and beauty treatments, today announced that it appointed Tali Dinar, former MICT Inc. (NASDAQ:MICT) executive, as its new Chief Financial Officer.

Before joining TechCare, Dinar served as Chief Financial Officer of MICT Inc. (NASDAQ:MICT), Enertec Systems (2001) Ltd. and Micronet Ltd.

Dinar holds a BA in Accounting and Business Administration from the College of Management Academic Studies, Israel.

According to Zvi Yemini, Chairman of TechCare Corp., added “Tali’s proven track record as chief finance officer of a NASDAQ traded corporation will add great experience and expertise to enhance and improve the company’s financial functions, while implementing TechCare’s vision and achieving its technology and business goals”

About TechCare Corp.

TechCare is a technology company engaged in the design, development and commercialization of an innovative delivery platform utilizing vaporization of various natural, plant-based compounds, to enable a wide variety of treatment solutions. Inspired by simple, natural treatments that have been used for generations. TechCare’s renowned scientists combine traditional wisdom with innovative, proprietary technology and years of research to create solutions that answer the needs of today’s consumers.

Novokid is a revolutionary anti-lice home use device that eliminates lice, super lice and eggs with a simple 10 minute treatment with no rinsing or washing required.

Novokid is 100% natural, plant based, and pesticide free.

Shine, a hair treatment device, developed with internationally renowned industry leaders cleanses the hair and scalp and rejuvenates hair by returning its natural health, shine, body and luster, and is expected to launch later this year.

Additional products are in development and slated for launch in 2019/20.

Notice Regarding Forward-Looking Statements

This communication does not constitute an offer to purchase or exchange or the solicitation of an offer to sell or exchange any securities of the Company. This communication contains certain statements that are neither reported financial results nor other historical information and other statements concerning the Company.

These statements include financial projections and estimates and their underlying assumptions, statements regarding plans, objectives and expectations with respect to future operations, events, products and services and future performance. Forward-looking statements are generally identified by the words “will”, “expects”, “anticipates”, “believes”, “intends”, “estimates”, “target”, and similar expressions. These and other information and statements contained in this communication constitute forward-looking statements for purposes of applicable securities laws.

Although management of the Company believes that the expectations reflected in the forward looking statements are reasonable, investors and security holders are cautioned that forward looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by the forward-looking information and statements, and the Company cannot guarantee future results, levels of activity, performance or achievements. Factors that could cause actual results to differ materially from those estimated by the forward-looking statements contained in this communication include, but are not limited to: trends in target markets; the Company’s ability to develop new technology and products; effects of competition in the Company’s main markets; challenges to or loss of intellectual property rights; ability to establish and maintain strategic relationships in its major businesses; profitability of the growth strategy; and changes in global, political, economic, business, competitive, market and regulatory forces. Moreover, neither the Company nor any other person assumes responsibility for the accuracy and completeness of such forward-looking statements. The forward-looking statements contained in this communication speak only as of the date of this communication and the Company or its representatives are under no duty, and do not undertake, to update any of the forward-looking statements after this date to conform such statements to actual results, to reflect the occurrence of anticipated results or otherwise except as otherwise required by applicable law or regulations.

Investor Relations

zvi@techcareltd.com

+972-544902020